DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q4 2021 – Earnings Conference Call Supplemental Material February 17, 2022 – based on financial results as of December 31, 2021 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Sale of Highway Products Business In the fourth quarter of 2021, the Company completed the sale of Trinity Highway Products, LLC (“THP”), a wholly- owned subsidiary of the Company, and certain direct and indirect subsidiaries of THP, to Rush Hour Intermediate II, LLC, an entity owned by an affiliated investment fund of Monomoy Capital Partners. Accordingly, we have presented the operating results and cash flows of THP as discontinued operations for all periods presented herein. Results of prior periods have been recast to reflect these changes and present results on a comparable basis.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q4-21 Conference Call 3 Continued economic recovery expected in 2022 Fleet utilization returned to pre-pandemic levels Returned $895M to shareholders in 2021 Divestiture of highway products business complete

DELIVERING GOODS for THE GOOD of ALL /// Q4-21 Financial Results Summary – Year over Year 4 Q4-21 Revenue $472M Q4-21 Cash Flow, Continuing Ops $197M Q4-21 EPS, Adjusted* $0.08 Q4-21 Free Cash Flow* $28M * See appendix for reconciliation of non-GAAP measures $+0.10 +31%

DELIVERING GOODS for THE GOOD of ALL /// FY21 Financial Results Summary – Year over Year 5 FY21 Revenue $1.5B FY21 Cash Flow, Continuing Ops $616M FY21 EPS, Adjusted* $0.34 FY21 Free Cash Flow* $539M * See appendix for reconciliation of non-GAAP measures -13% -1% $+450M$+0.18

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 6 Rail Traffic is Continuing to Improve (1) Railcars are Coming out of Storage (2) Fleet Utilization and Rates are Improving Rail Products Orders Improve Year-over-Year Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 90% 95% 100% (15)% (10)% (5)% —% 5% Orders Deliveries Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 0 2,000 4,000 6,000 See appendix for footnotes 2019 2020 2021 2022 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan- 20 Apr- 20 Jul- 20 Oct- 20 Jan- 21 Apr- 21 Jul- 21 Oct- 21 Jan- 22 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 7 Rail Products Segment Revenue Drivers ◦ Quarterly revenue increased sequentially on 16% higher railcar deliveries and competitive pricing Rail Products Margin Performance Drivers ◦ Q4 operating margin of 3.3% up from (0.9%) last quarter due to improved supply chain and labor dynamics ▪ Segment margin includes gains from insurance recoveries in both Q3 and Q4 2021 Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 $— $150 $300 $450 (4)% (2)% —% 2% 4% Leasing Segment Revenue Drivers ◦ Revenue slightly down quarter over quarter ◦ Renewal rate of 79% highest since 2014 ◦ FLRD improved to 2.2% Leasing Margin Performance Drivers ◦ Operating margin holds firm as market recovers

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 8 Repurchased 13.9M shares in the fourth quarter LTV(1) of 62.3% Balance Sheet Optimization TrinsightTM awarded Innovation of the year by the Canadian Association of Rail Suppliers 1,150 sustainable railcar conversion cars in backlog; 650 delivered in 2021 New Products & Services Initiatives Continue focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Divestiture of Trinity Highway Products for $375M Business Optimization 2021 full year renewal rate of 79% is best rate since 2014 Fleet utilization of 95.7% at pre-pandemic levels Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain 2021* LT Goal 9.6% 3.4% Mid-Teen Pre-Tax ROE Goal

Strong Performance Trends and Key Highlights

Q4 2021 Financial Summary:

Income Statement:

- Total revenues of $472M reflect higher external railcar deliveries
- Earnings from continuing operations of $0.16
  - Adjusted EPS of $0.08*
- Sequential earnings decline driven by lease portfolio sales in the third quarter

Full Year Cash Flow:

- Cash flow from continuing operations of $616M
- Investment of $547M in leasing capex
- Investment of $24M in manufacturing and general capex
- Free cash flow after investments and dividends of $539M*
- Shareholder returns of $895M
  - Total share repurchases of $807M in 2021
  - Total dividends of $88M paid in 2021

Revenue Reflects Improving Market Dynamics



$500
$250
$–
(in millions)
$0.20
$0.10
$–
$(0.10)
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Leasing
Rail Products
Adj EPS, Cont Ops (Diluted) *

Management Focus on Maximizing Cash Flow Generation



$750
$500
$250
$–
(in millions)
FY19
FY20
FY21
Cash Flow from Cont Ops
Free Cash Flow *

TRINITY INDUSTRIES

* See appendix for reconciliation of non-GAAP measures

DELIVERING GOODS for THE GOOD of ALL ///

9

Reconciliation of Consolidated and Highway Products Results

The unaudited table below is provided for informational purposes to illustrate the 2021 financial results to include THP, excluding the gain on sale and litigation charge

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	FY 2021
		(in millions, except per share data)			
Income (loss) from discontinued operations [1]	$ 6.3	$ 7.6	$ 10.4	$ (13.2)	$ 11.1
Gain on sale of discontinued operations [1]	—	—	—	131.4	131.4
Net income from discontinued operations	6.3	7.6	10.4	118.2	142.5
Less: Gain on sale of discontinued operations [1]	—	—	—	(131.4)	(131.4)
Add: Missouri class action litigation charge [1][2]	—	—	—	18.3	18.3
Adjusted net income from discontinued operations	$ 6.3	$ 7.6	$ 10.4	$ 5.1	$ 29.4
Diluted weighted average shares outstanding [3]	112.6	105.1	99.5	98.0	103.8
Adjusted diluted income from discontinued operations per common share attributable to Trinity Industries, Inc. [4]	**$ 0.06**	**$ 0.07**	**$ 0.11**	**$ 0.05**	**$ 0.28**
Adjusted diluted income from continuing operations per common share attributable to Trinity Industries, Inc. [4]	**0.01**	**0.08**	**0.18**	**0.08**	**0.34**
Adjusted diluted income per common share attributable to Trinity Industries, Inc. [4]	**$ 0.07**	**$ 0.15**	**$ 0.29**	**$ 0.13**	**$ 0.62**

(1) Net of income taxes

(2) Based on the Company's assessment that a settlement in an ongoing litigation matter is probable, we recorded a pre-tax charge of $24 million ($18 million, net of income taxes) during the fourth quarter of 2021. This charge is included in income from discontinued operations, net of income taxes, in our Consolidated Statement of Operations.

(3) GAAP diluted weighted average shares outstanding excludes 2.4 million shares for the first quarter of 2021 because the Company was in a net loss position for continuing operations for the period. When adjusting for income from discontinued operations, these shares become dilutive.

(4) The sum of the quarters may not necessarily be equal to the full year net income per common share amount.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 10

DELIVERING GOODS for THE GOOD of ALL /// 11 Unencumbered Railcars $876M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 62.3% for the wholly-owned lease portfolio as of Q4-21(2) CAPITAL LEVERS Recourse Debt $399M @ 4.6%(1) Non-recourse Debt $4.8B @ ~2.9%(1) • Low-cost funds • Flexible term structures • No maturities until 2023 DEBT STRUCTURE Cash & Equivalents $167M Revolver Availability $177M Warehouse Availability $438M LIQUIDITY Solid Liquidity of $782M(1) Attractive Debt Structures Conservative Capitalization See appendix for footnotes Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 12 C ap it al A llo ca ti on FY 2022 Summary Detail Industry Deliveries 40K – 50K railcars Does not include sustainable railcar conversions; expect Trinity to maintain historic market share Net Fleet Investment $450M — $550M Assumes sales in our RIV program consistent with 2021 Manufacturing and General Capital Expenditures $35M – $45M Investments in safety, efficiency, and automation Earnings from continuing operations per diluted share $0.85 – $1.05 Expect results to improve throughout the year Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q4-21 Conference Call 13 Continued economic recovery expected in 2022 Fleet utilization returned to pre-pandemic levels Returned $895M to shareholders in 2021 Divestiture of highway products business complete

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q4-21 Earnings Conference Call 14 Q&A

Reconciliation: Adjusted Operating Results

	Three Months Ended December 31, 2021 (in millions, except per share amounts)					
	GAAP	Pension plan settlement [1]	Gains on dispositions of property – other [1][2]	Restructuring activities, net [1]	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ 69.2	$ —	$ (3.1)	$ (2.6)	$ —	$ 63.5
Income (loss) from continuing operations before income taxes	$ 28.1	$ (2.8)	$ (3.1)	$ (2.6)	$ —	$ 19.6
Provision (benefit) for income taxes	$ 6.5	$ 0.2	$ (0.8)	$ (0.6)	$ 0.7	$ 6.0
Income (loss) from continuing operations	$ 21.6	$ (3.0)	$ (2.3)	$ (2.0)	$ (0.7)	$ 13.6
Net income (loss) from continuing operations attributable to Trinity Industries, Inc.	$ 15.8	$ (3.0)	$ (2.3)	$ (2.0)	$ (0.7)	$ 7.8
Diluted weighted average shares outstanding	98.0					98.0
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.16					$ 0.08

(1) The effective tax rate for pension plan settlement, gains on dispositions of other property, and restructuring activities is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value received during the fourth quarter of 2021 for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of pension plan settlement, gains on dispositions of other property, restructuring activities, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 15

Reconciliation: Adjusted Operating Results

	Year Ended December 31, 2021 (in millions, except per share amounts)							
	GAAP	Gains on dispositions of property – other [(1)(2)]	Restructuring activities, net [(1)]	Loss on extinguishment of debt – Controlling Interest [(1)(3)]	Loss on extinguishment of debt – Noncontrolling Interest [(4)]	Pension plan settlement [(1)]	Income tax effect of CARES Act	Adjusted
Operating profit (loss)	$ 256.8	$ (7.8)	$ (3.7)	$ —	$ —	$ —	$ —	$ 245.3
Income (loss) from continuing operations before income taxes	$ 55.2	$ (7.8)	$ (3.7)	$ 4.6	$ 7.1	$ (0.6)	$ —	$ 54.8
Provision (benefit) for income taxes	$ 15.9	$ (2.0)	$ (0.8)	$ 1.1	$ —	$ 0.7	$ (2.5)	$ 12.4
Income (loss) from continuing operations	$ 39.3	$ (5.8)	$ (2.9)	$ 3.5	$ 7.1	$ (1.3)	$ 2.5	$ 42.4
Net income (loss) from continuing operations attributable to Trinity Industries, Inc.	$ 39.5	$ (5.8)	$ (2.9)	$ 3.5	$ —	$ (1.3)	$ 2.5	$ 35.5
Diluted weighted average shares outstanding	103.8							103.8
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.38							$ 0.34

(1) The effective tax rate for gains on dispositions of other property, restructuring activities, the loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value received for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(4) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES

DELIVERING GOODS *for* THE GOOD *of* ALL /// 16

Reconciliation: *Walking FCF Beyond Lease Investment*

	FY 2019	FY 2020	Q4-21	FY 2021
		(in millions)		
Net cash provided by operating activities – continuing operations	$ 365.4	$ 622.0	$ 196.8	$ 615.6
Proceeds from lease portfolio sales *	205.7	138.7	49.8	454.3
Adjusted Net Cash Provided by Operating Activities	571.1	760.7	246.6	1,069.9
Capital expenditures – manufacturing and other	(88.0)	(95.9)	(6.7)	(23.6)
Dividends paid to common shareholders	(82.1)	(91.7)	(20.0)	(88.5)
Free Cash Flow (before Capital expenditures – leasing)	401.0	573.1	219.9	957.8
Equity CapEx for leased railcars (*from table below*)	(278.5)	(483.7)	(191.9)	(418.9)
Total Free Cash Flow After Investments and Dividends	**$ 122.5**	**$ 89.4**	**$ 28.0**	**$ 538.9**

	FY 2019	FY 2020	Q4-21	FY 2021
Capital expenditures – leasing *	$ 1,122.2	$ 602.2	$ 183.3	$ 547.2
Less:				
Payments to retire debt	(1,724.1)	(1,442.9)	(59.0)	(2,315.8)
Proceeds from issuance of debt	2,567.8	1,561.4	50.4	2,444.1
Net proceeds from (repayments of) debt	843.7	118.5	(8.6)	128.3
Equity CapEx for leased railcars	$ 278.5	$ 483.7	$ 191.9	$ 418.9

Total Free Cash Flow After Investments and Dividends ("Free Cash Flow") is a non-GAAP financial measure. The change in presentation of sales of railcars from the lease fleet, which was effected on a prospective basis beginning in the fourth quarter of 2020, had no effect on our previously reported Free Cash Flow.

Beginning in the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt.

* For periods prior to the fourth quarter of 2020, Free Cash Flow is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, net of sold lease fleet railcars owned one year or less, adjusted to exclude net proceeds from (repayments of) debt.

We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 17

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 18 (1) Represents insurance recoveries in excess of net book value received for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (5) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, restructuring activities, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. December 31, 2021 December 31, 2020 December 31, 2019 ($ in millions) Numerator: Income (loss) from continuing operations $ 39.3 $ (250.5) $ 122.4 Provision (benefit) for income taxes 15.9 (274.1) 58.8 Income (loss) from continuing operations before income taxes 55.2 (524.6) 181.2 Net loss attributable to noncontrolling interest 0.2 78.9 1.5 Adjustments: Gains on dispositions of property – other (1) (7.8) — — Impairment of long-lived assets – controlling interest (2) — 315.1 — Restructuring activities, net (3.7) 10.9 14.6 Loss on extinguishment of debt – controlling interest (3) 4.6 5.0 — Pension plan settlement (0.6) 151.5 — Adjusted Profit Before Tax $ 47.9 $ 36.8 $ 197.3 Denominator: Total stockholders' equity $ 1,296.8 $ 2,016.0 $ 2,378.9 Noncontrolling interest (267.0) (277.2) (348.8) Accumulated other comprehensive loss 17.0 30.9 153.1 Adjusted Stockholders' Equity $ 1,046.8 $ 1,769.7 $ 2,183.2 Average total stockholders' equity $ 1,656.4 $ 2,197.5 $ 2,470.5 Return on Equity (4) 2.4% (11.4) % 5.0 % Average Adjusted Stockholders' Equity $ 1,408.3 $ 1,976.5 $ 2,255.4 Pre-Tax Return on Equity (5) 3.4% 1.9% 8.7%

DELIVERING GOODS for THE GOOD of ALL /// Footnotes and Reconciliations 19 Slide 6 - Rail Market Update and Commercial Overview (1) Association of American Railroads (AAR) Weekly Railcar Loadings (2) AAR Rail Time Indicators – February 1, 2022 (3) Future Lease Rate Differential (FLRD) calculates the weighted average of the most current quarterly lease rates transacted compared to the weighted average lease rates for railcars expiring over the next twelve months. Slide 7 - Trinity Business Segment Performance Trends (1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially- owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group. Slide 8 - Executing on Strategic Initiatives to Improve Pre-Tax ROE (1) Includes corporate revolving credit facility as part of the short-term financing structure Slide 9 - Strong Performance Trends and Key Highlights Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share): ◦ Reported Q4-20 GAAP EPS was $(1.19); Adjusted EPS excludes $1.04 related to the pension plan settlement, $0.19 related to the non-cash impairment of long-lived assets, and an additional income tax benefit of $0.05 related to carryback claims as permitted under recent tax legislation. ◦ Reported Q1-21 GAAP EPS was $(0.03); Adjusted EPS excludes an income tax expense adjustment of $0.03 related to prior year carryback claims as permitted under recent tax legislation and $0.01 related to the pension plan settlement. ◦ Reported Q2-21 GAAP EPS was $0.05; Adjusted EPS excludes $0.03 related to the loss on extinguishment of high coupon debt. ◦ Reported Q3-21 GAAP EPS was $0.22; Adjusted EPS excludes $0.04 related to the insurance recoveries in excess of net book value received during the third quarter of 2021 for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. ◦ Reported Q4-21 GAAP EPS was $0.16; Adjusted EPS excludes $0.03 related to the pension plan settlement refund, $0.02 related to the insurance recoveries in excess of net book value received during the fourth quarter of 2021 for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021, $0.02 related to restructuring activities, and $0.01 related to prior year carryback claims as permitted under recent tax legislation. Slide 11 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation (1) Balances and blended average interest rate as of December 31, 2021 (2) Includes corporate revolving credit facility as part of the short-term financing structure